UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant	|X|
Filed by a Party other than the Registrant	|_|

Check the appropriate box:

|_|	Preliminary Proxy Statement
|_|	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|	Definitive Proxy Statement
|X|	Definitive Additional Materials
|_|	Soliciting Material Pursuant to ss.240.14a-12

FLANIGAN’S ENTERPRISES, INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|	No fee required.
|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Explanatory Note:

On January 28, 2019, Flanigan’s Enterprises, Inc. (the “Company”) filed a definitive proxy statement with the SEC (the “January 28 Filing”) in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Shareholders to be held on February 22, 2019 at the Company’s corporate headquarters located at 5059 N.E. 18th Avenue, Fort Lauderdale, FL 33344.   This Supplement to the January 28 Filing provides an updated Proxy Card to be used in connection with the January 28 Filing, which was inadvertently omitted in the January 28 Filing.

MMMMMMMMMMMM Flanigan’s Enterprises, Inc. MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MMMMMMMMM MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Annual Meeting — PROXY CARD Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on February 22, 2019 - the Proxy Statement including the Proxy Card and our 2018 Annual Report to Shareholders are available at our website at www.flanigans.net under the link “Financial.” However, no online voting is available. + 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Jeffrey D. Kastner 02 - Michael B. Flanigan 03 - M.E. Betsy Bennett For Against Abstain 1 Year 2 Years 3 Years Abstain 2. Advisory Vote on executive compensation. 3. Advisory vote on the frequency of the advisory vote on executive compensation. NOTE: This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the listed nominees, For on Proposal 2 and For the selection of “3 Years” as the frequency with which stockholders provide an advisory vote on say on pay on Proposal 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Please sign exactly as name(s) appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 1UPX 401728 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MMMMMMM + 02Z1OC

2019 Annual Meeting 2019 Annual Meeting of Flanigan's Enterprises, Inc. Shareholders February 22, 2019, 10:00 am Local Time 5059 N.E. 18th Avenue Ft. Lauderdale, FL 33334 • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — Flanigan’s Enterprises, Inc. + Notice of 2019 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — February 22, 2019 The undersigned shareholder of Flanigan’s Enterprises, Inc., a Florida corporation (the “Company”) hereby constitutes and appoints Jeffrey D. Kastner and/or James G. Flanigan, or either of them as his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Flanigan's Enterprises, Inc, to be held at the Company's executive offices, 5059 N.E. 18th Avenue, Ft. Lauderdale, Florida 33334 on Friday, February 22, 2019 at 10:00 A.M. and at any adjournments or postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement each dated January 28, 2019 and revokes any proxy heretofore given with respect to such meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +